SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2013

Goldspan Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

836 S. Vance St., Unit E, Lakewood, Colorado	80226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 875-1044

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01 Other Events

On May 21, 2013, we entered into an Agreement to Extend our Letter of Intent with Alix Resources Corp. (“Alix”) regarding the “Golden Zone” mineral properties in Alaska (the “Extension Agreement”). We were unable to meet the financial terms of our Letter of Intent with Alix as executed on April 5, 2012 and as extended and modified on November 30, 2012. Because both parties desire to proceed with a plan to work together in developing the Golden Zone properties, an additional extension of the Letter of Intent was agreed upon.

The Extension Agreement provides as follows:

  We will provide a nonrefundable payment in the amount of $25,000 to Alix Resources no later than May 31, 2013. Upon receipt of the $25,000, Alix will surrender 500,000 shares of the total 5,000,000 shares our common stock issued in December 2012 as a part of the previous Agreement to Extend the Letter of Intent.

  We will provide a second payment of $75,000 to Alix no later than June 30, 2012 as full payment of the terms to extend our option to purchase controlling interest in the Golden Zone properties through Alix Resources Corp. Upon receipt of the second payment in the amount of $75,000, Alix will surrender an additional 1,000,000 shares of our common stock.

  During the interim period between the payments set forth above, Alix and Goldspan will modify their plan of operation to acquire controlling interest in Golden Zone on terms which are mutually agreeable to both parties. Tender and acceptance of the second payment outlined above will be contingent upon reaching a mutually acceptable plan for operations and financing of the Golden Zone mineral project.

  In the event that Alix is offered another desirable financial and business partner opportunity with regard to the Golden Zone properties during this interim period, Alix shall have the right to contract with another partner with no penalty or recourse by either Alix or Goldspan. In that event, we will retain the 500,000 shares of our common stock surrendered by Alix, Alix shall retain the initial $25,000 payment, and we will be released from any obligation to pay the second payment of $75,000 upon written notice within ten business days of Alix’s receiving a more desirable offer.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Agreement to Extend Letter of Intent

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldspan Resources, Inc.

/s/ Phillip Allen

Phillip Allen
President

Date: May 29, 2013

3